Exhibit 99.1

Investor Relations Contact Mike Saviage Adobe Systems Incorporated 408-536-4416 ir@adobe.com
Public Relations Contact

Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Record Revenue

Company Announces Plan to Repurchase $1.6 Billion of Stock

SAN JOSE, Calif. — June 22, 2010 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its second quarter fiscal year 2010 ended June 4, 2010.

In the second quarter of fiscal 2010, Adobe achieved record revenue of $943.0 million, compared to $704.7 million reported for the second quarter of fiscal 2009 and $858.7 million reported in the first quarter of fiscal 2010.  This represents 34 percent year-over-year revenue growth.  Adobe’s second quarter revenue target range was $875 to $925 million.

“Record revenue and our strong Q2 financial performance were driven by the successful launch of Creative Suite 5,” said Shantanu Narayen, president and CEO of Adobe.  “Our growth is being fueled by the explosion of digital content across all media and devices.”

Second Quarter Fiscal 2010 GAAP Results

Adobe’s GAAP diluted earnings per share for the second quarter of fiscal 2010 were $0.28, based on 533.3 million weighted average shares. This compares with GAAP diluted earnings per share of $0.24 reported in the second quarter of fiscal 2009 based on 528.0 million weighted average shares, and GAAP diluted earnings per share of $0. 24 reported in the first quarter of fiscal 2010 based on 532.6 million weighted average shares.

GAAP operating income was $227.3 million in the second quarter of fiscal 2010, compared to $161.4 million in the second quarter of fiscal 2009 and $176.8 million in the first quarter of fiscal 2010.  As a percent of revenue, GAAP operating income in the second quarter of fiscal 2010 was 24.1 percent, compared to 22.9 percent in the second quarter of fiscal 2009 and 20.6 percent in the first quarter of fiscal 2010.

GAAP net income was $148.6 million for the second quarter of fiscal 2010, compared to $126.1 million reported in the second quarter of fiscal 2009 and $127.2 million in the first quarter of fiscal 2010.

Second Quarter Fiscal 2010 Non-GAAP Results

Adobe’s non-GAAP diluted earnings per share for the second quarter of fiscal 2010 were $0.44.  This compares with non-GAAP diluted earnings per share of $0.35 reported in the second quarter of fiscal 2009 and non-GAAP diluted earnings per share of $0.40 reported in the first quarter of fiscal 2010.

Adobe’s non-GAAP operating income was $334.5 million in the second quarter of fiscal 2010, compared to
$237.7 million in the second quarter of fiscal 2009 and $289.3 million in the first quarter of fiscal 2010.  As a percent of revenue, non-GAAP operating income in the second quarter of fiscal 2010 was 35.5 percent, compared to 33.7 percent in both the second quarter of fiscal 2009 and the first quarter of fiscal 2010.

Non-GAAP net income was $234.2 million for the second quarter of fiscal 2010, compared to $185.0 million in the second quarter of fiscal 2009 and $211.7 million in the first quarter of fiscal 2010.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Third Quarter Fiscal 2010 Financial Targets

For the third quarter of fiscal 2010, Adobe is targeting revenue of $950 million to $1 billion.  The Company’s operating margin is targeted to be 25.5 percent to 27.5 percent on a GAAP basis, and 36 percent to 37 percent on a non-GAAP basis.  In addition, the Company is targeting its share count to be between 532 million and 534 million shares, and it is targeting non-operating expense between $12.5 million and $13.5 million.  Adobe’s GAAP and non-GAAP tax rate is expected to be approximately 25 percent.

These targets lead to a third quarter diluted earnings per share target range of $0.32 to $0.37 on a GAAP basis, and an earnings per share target range of $0.46 to $0.50 on a non-GAAP basis.

Reconciliation between these GAAP and non-GAAP financial targets is provided at the end of this press release.

Stock Repurchase Program

Adobe also announced its Board of Directors has granted authority for the Company to repurchase up to $1.6 billion in common stock through the end of fiscal 2012.  This new program modifies the existing share-based program to offset dilution to a dollar-based authority.

“This stock repurchase program reaffirms our confidence and optimism in the long-term future of Adobe, and our commitment to returning value to our stockholders,” said Mark Garrett, executive vice president and chief financial officer of Adobe.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating expense, tax rate, share count, earnings per share, anticipated stock repurchases and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, market and distribute new products and services or upgrades or enhancements to existing products and services that meet customer requirements, introduction of new products, services and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, the economic downturn and continued uncertainty in the financial markets and other adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to realize the anticipated benefits of past or future acquisitions, and difficulty in integrating such acquisitions, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized copying, use or disclosure, security vulnerabilities in our products and systems, interruptions or delays in our service or service from third-party service providers that host or deliver services, security or privacy breaches, or failure in data collection, failure to manage Adobe’s sales and distribution channels and third-party customer service and technical support providers effectively, disruption of Adobe’s business due to catastrophic events, risks associated with global operations, currency fluctuations, risks associated with our debt service obligations, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or amortizable intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our second quarter ended June 4, 2010, which the Company expects to file in July 2010. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere and through any medium. For more information, visit www.adobe.com.

###

© 2010 Adobe Systems Incorporated. All rights reserved.  Adobe, Adobe Creative Suite and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	June 4, 2010	May 29, 2009	June 4, 2010	May 29, 2009
Revenue:
Products	$795,260	$647,985	$1,499,198	$1,377,846
Subscription	92,279	12,070	187,786	24,408
Services and support	55,496	44,618	114,751	88,809
Total revenue	943,035	704,673	1,801,735	1,491,063

Cost of revenue:
Products	39,645	47,678	63,155	99,113
Subscription	50,190	8,080	95,925	15,563
Services and support	17,998	16,250	38,121	34,685
Total cost of revenue	107,833	72,008	197,201	149,361

Gross profit	835,202	632,665	1,604,534	1,341,702

Operating expenses:
Research and development	167,318	138,470	341,658	288,387
Sales and marketing	320,976	243,209	618,270	492,700
General and administrative	89,953	70,818	180,999	144,869
Restructuring charges	11,541	3,531	23,163	15,801
Amortization of purchased intangibles	18,129	15,284	36,326	30,676
Total operating expenses	607,917	471,312	1,200,416	972,433

Operating income	227,285	161,353	404,118	369,269

Non-operating income (expense):
Interest and other income (expense), net	(6,313)	4,802	(5,702)	18,086
Interest expense	(16,076)	(620)	(23,771)	(1,412)
Investment gains (losses), net	(10,723)	(1,805)	(14,257)	(19,051)
Total non-operating income (expense), net	(33,112)	2,377	(43,730)	(2,377)

Income before income taxes	194,173	163,730	360,388	366,892
Provision for income taxes	45,562	37,659	84,623	84,386

Net income	$148,611	$126,071	$275,765	$282,506

Basic net income per share	$0.28	$0.24	$0.53	$0.54

Shares used in computing basic net income per share	526,148	524,159	525,124	524,219

Diluted net income per share	$0.28	$0.24	$0.52	$0.53

Shares used in computing diluted net income per share	533,259	528,013	533,305	528,233

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	June 4,	November 27,
	2010	2009

ASSETS

Current assets:
Cash and cash equivalents	$1,137,606	$999,487
Short-term investments	1,507,116	904,986
Trade receivables, net of allowances for doubtful accounts of $14,295 and $15,225, respectively	439,151	410,879
Deferred income taxes	70,955	77,417
Prepaid expenses and other current assets	121,243	80,855
Total current assets	3,276,071	2,473,624

Property and equipment, net	407,621	388,132
Goodwill	3,488,252	3,494,589
Purchased and other intangibles, net	447,372	527,388
Investment in lease receivable	207,239	207,239
Other assets	180,376	191,265
Total assets	$8,006,931	$7,282,237

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$50,273	$58,904
Accrued expenses	468,587	419,646
Accrued restructuring	16,504	37,793
Income taxes payable	71,978	46,634
Deferred revenue	362,566	281,576
Total current liabilities	969,908	844,553

Long-term liabilities:
Debt	1,493,651	1,000,000
Deferred revenue	41,777	36,717
Accrued restructuring	7,729	6,921
Income taxes payable	218,153	223,528
Deferred income taxes	66,142	252,486
Other liabilities	30,816	27,464
Total liabilities	2,828,176	2,391,669

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,376,202	2,390,061
Retained earnings	5,570,097	5,299,914
Accumulated other comprehensive income	39,995	24,446
Treasury stock, at cost (75,766 and 78,177 shares, respectively), net of reissuances	(2,807,600)	(2,823,914)
Total stockholders’ equity	5,178,755	4,890,568
Total liabilities and stockholders’ equity	$8,006,931	$7,282,237

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	June 4, 2010	May 29, 2009
Cash flows from operating activities:
Net income	$148,611	$126,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	74,906	64,725
Stock-based compensation expense, net of tax	61,804	40,959
Unrealized investment losses	9,891	714
Changes in deferred revenue	44,600	(11,971)
Changes in operating assets and liabilities	(88,722)	41,031

Net cash provided by operating activities	251,090	261,529

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	(417,860)	(203,571)
Purchases of property and equipment	(49,628)	(10,312)
Purchases of long-term investments and other assets, net of sales	(13,415)	(3,869)

Net cash used for investing activities	(480,903)	(217,752)

Cash flows from financing activities:
Purchases of treasury stock	(250,000)	—
Reissuance of treasury stock	34,236	20,215
Debt issuance costs	(520)	—
Excess tax benefits from stock-based compensation	1,427	—

Net cash (used for) provided by financing activities	(214,857)	20,215

Effect of exchange rate changes on cash and cash equivalents	(7,166)	13,863
Net (decrease) increase in cash and cash equivalents	(451,836)	77,855
Cash and cash equivalents at beginning of period	1,589,442	1,148,925
Cash and cash equivalents at end of period	$1,137,606	$1,226,780

Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	June 4, 2010	May 29, 2009	March 5, 2010

Operating income:

GAAP operating income	$227,285	$161,353	$176,833
Stock-based and deferred compensation expense	59,631	43,284	64,886
Restructuring charges	11,541	3,531	11,622
Amortization of purchased intangibles	36,009	29,528	35,993
Non-GAAP operating income	$334,466	$237,696	$289,334

Net income:

GAAP net income	$148,611	$126,071	$127,154
Stock-based and deferred compensation expense	59,631	43,284	64,886
Restructuring charges	11,541	3,531	11,622
Amortization of purchased intangibles	36,009	29,528	35,993
Investment (gains) losses, net	10,723	1,805	3,534
Income tax adjustments	(32,337)	(19,182)	(31,502)
Non-GAAP net income	$234,178	$185,037	$211,687

Diluted net income per share:

GAAP diluted net income per share	$0.28	$0.24	$0.24
Stock-based and deferred compensation expense	0.11	0.08	0.12
Restructuring charges	0.02	0.01	0.02
Amortization of purchased intangibles	0.07	0.06	0.07
Investment (gains) losses, net	0.02	—	0.01
Income tax adjustments	(0.06)	(0.04)	(0.06)
Non-GAAP diluted net income per share	$0.44	$0.35	$0.40

Shares used in computing diluted net income per share	533,259	528,013	532,645

Non-GAAP Results (continued)

(In thousands)

	Three Months Ended
	June 4, 2010	May 29, 2009	March 5, 2010

Operating expenses:

GAAP operating expenses	$607,917	$471,312	$592,499
Stock-based and deferred compensation expense	(58,012)	(41,892)	(63,938)
Restructuring charges	(11,541)	(3,531)	(11,622)
Amortization of purchased intangibles	(18,129)	(15,284)	(18,197)
Non-GAAP operating expenses	$520,235	$410,605	$498,742

	Three Months Ended
	June 4, 2010	May 29, 2009	March 5, 2010

Operating margin:

GAAP operating margin	24.1%	22.9%	20.6%
Stock-based and deferred compensation expense	6.3	6.1	7.6
Restructuring charges	1.2	0.5	1.4
Amortization of purchased intangibles	3.9	4.2	4.1
Non-GAAP operating margin	35.5%	33.7%	33.7%

Three Months Ended
June 4, 2010
Effective income tax rate:

GAAP effective income tax rate	23.5%
Stock-based and deferred compensation expense	0.8
Restructuring charges	0.1
Investment losses	0.1
Amortization of purchased intangibles	0.5
Non-GAAP effective income tax rate	25.0%

Third Quarter Non-GAAP Financial Targets

(In millions, except per share data)

The following tables show the Company’s third quarter fiscal year 2010 GAAP financial targets reconciled to non-GAAP financial targets included in this release.

	Third Quarter Fiscal 2010
	Low	High
Operating margin:

GAAP operating margin	25.5%	27.5%
Stock-based and deferred compensation expense	6.6	5.9
Restructuring charges	0.1	0.1
Amortization of purchased intangibles	3.8	3.5
Non-GAAP operating margin	36.0%	37.0%

	Third Quarter Fiscal 2010
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.32	$0.37
Stock-based and deferred compensation expense	0.12	0.11
Amortization of purchased intangibles	0.07	0.07
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted net income per share	$0.46	$0.50

Shares used in computing diluted net income per share	534.0	532.0

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based and deferred compensation impact, restructuring charges, amortization of purchased intangibles, investment gains and losses, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.